1

ADDENDUM ENTERED INTO IN MONTREAL ON JULY 14, 1999 TO AMEND THE PUT RIGHT AGREEMENTS ENTERED INTO ON FEBRUARY 11, 1998, MARCH 22, 1999 AND APRIL 8, 1999.



AMONG: SOFINOV SOCIETE FINANCIERE D'INNOVATION INC., a body politic and corporate, duly incorporated according to the Companies Act (Quebec), having its head office and principal place of business in the City of Montreal, Province of
                             Quebec,

                             (hereinafter referred to as
                             "Sofinov")

                             PARTY OF THE FIRST PART


AND:                         SOCIETE INNOVATECH DU GRAND
                             MONTREAL, a body politic duly
                             constituted according to An Act

                             respecting Societe Innovatech du
                             Grand Montreal, R.S.Q., ch. S-17.2,
                             having its head office and
                             principal place of business in the
                             City of Montreal, Province of
                             Quebec,


                             (hereinafter referred to as
                             "Innovatech")

                             PARTY OF THE SECOND PART


AND: TOUCHTUNES MUSIC CORPORATION, a body politic and corporate, duly incorporated according to the laws of the State of Nevada, having its head office and principal place of business in the City of Las Vegas,
                             Nevada,

                             (hereinafter referred to as  the
                             "Company")

                             PARTY OF THE THIRD PART

                               2

PREAMBLE

WHEREAS a Debenture Put Right Agreement was entered into among the parties hereto on February 11, 1998 (the "1998 Put Right Agreement");


WHEREAS a Debenture Put Right Agreement was entered into among the parties hereto on March 22, 1998 (the "March 1999 Put Right Agreement");

WHEREAS a Debenture Put Right Agreement was entered into between Sofinov and the Company on April 8, 1999 (the "April 1999 Put Right Agreement") (the 1998 Put Right Agreement, the March 1999 Put Right Agreement and the April 1999 Put Right Agreement are hereinafter collectively referred to as the "Put Right Agreements")


WHEREAS the parties hereto hereby wish to amend the Put Right Agreements in the following manner:

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.    AMENDMENTS TO THE 1998 PUT RIGHT AGREEMENT

1.1 Section 2.1.26 of the 1998 Put Right Agreement is hereby deleted and replaced with the following:

      "2.1.26 Intentionally deleted;"

1.2   Section 5.2.10 of the 1998 Put Right Agreement is hereby deleted and replaced with the following:

      "5.2.10 Adjustment to Put Rate. In the event of any issuance, or the acceptance by the Company of any offer (a "Third-Party Offer") from any third party or group of third parties in connection with any issuance of Additional Securities at a price (the "Strike Price") per Common Share (or, in the event that such Additional Securities are convertible into or exchangeable for Common Shares, at a price per Common Share into which such Additional Securities are convertible into or exchangeable for Common Shares) that is lesser than $2.00, then the Put Rate in respect of any of the Debentures shall be automatically adjusted to provide that the Company shall issue to each Purchaser exercising its Put Right, upon delivery by such Purchaser of any of its Debentures, in consideration therefore, that number of Preferred Shares as is equal to the number of shares obtained when dividing (i) the principal amount then outstanding under such Debenture(s) by (ii) the Strike Price. Notwithstanding the

      foregoing, in the event that the transactions contemplated by the Third-Party Offer are not consummated, the Put Rate in respect of the Debentures shall be automatically re-adjusted to the Put Rate provided in subsection 3.3."

2.    AMENDMENTS TO THE MARCH 1999 PUT RIGHT AGREEMENT

2.1 Section 2.1.31 of the March 1999 Put Right Agreement is hereby deleted and replaced with the following:

      "2.1.31 Intentionally deleted;"

                                       3

2.2 Section 5.2.10 of the March 1999 Put Right Agreement is hereby deleted and replaced with the following:

      "5.2.10 Adjustment to Put Rate. In the event of any issuance, or the acceptance by the Company of any offer (a "Third-Party Offer") from any third party or group of third parties in connection with any issuance of Additional Securities at a price (the "Strike Price") per Common Share (or, in the event that such Additional Securities are convertible into or exchangeable for Common Shares, at a price per Common Share into which such Additional Securities are convertible into or exchangeable for Common Shares) that is lesser than $2.00, then the Put Rate in respect of any of the Debentures shall be automatically adjusted to provide that the Company shall issue to each Purchaser exercising its Put Right, upon delivery by such Purchaser of any of its Debentures, in consideration therefore, that number of Preferred Shares as is equal to the number of shares obtained when dividing (i) the principal amount then outstanding under such Debenture(s) by (ii) the Strike Price. Notwithstanding the foregoing, in the event that the transactions contemplated by the Third-Party Offer are not consummated, the Put Rate in respect of the

      Debentures shall be automatically re-adjusted to the Put Rate provided in subsection 3.3."

3.    AMENDMENTS TO THE APRIL 1999 PUT RIGHT AGREEMENT

3.1 Section 2.1.7 of the April 1999 Put Right Agreement is hereby deleted and replaced with the following:

      "2.1.7  Intentionally deleted;"

3.2   Section 2.1.64 of the April 1999 Put Right Agreement is hereby added in accordance with the following:

      "2.1.64 "Third-Party Offer" has the meaning ascribed thereto in paragraph 5.2.10."

3.3 Section 5.2.10 of the April 1999 Put Right Agreement is hereby deleted and replaced with the following:

      "5.2.10 Adjustment to Put Rate. In the event of any issuance, or the acceptance by the Company of any offer (a "Third-Party Offer") from any third party or group of third parties in connection with any issuance of

      Additional Securities at any price (the "Strike Price") per Common Share (or, in the event that such Additional Securities are convertible into or exchangeable for Common Shares, at a price per Common Share into which such Additional Securities are convertible into or exchangeable for Common Shares), then the Put Rate shall be automatically adjusted to provide that the Company shall issue to Sofinov exercising its Put Right, upon delivery by Sofinov of its Debenture, in consideration therefore, that number of Preferred Shares as is equal to the number of shares obtained when dividing (i) the principal amount then outstanding under Debenture by (ii) the product obtained by multiplying the Strike Price by
      0.85. Notwithstanding the foregoing, in the event that the transactions contemplated by the Third-Party Offer are not consummated, the Put Rate in respect of the Debenture shall be automatically re-adjusted to the Put Rate provided in subsection 3.3."


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4.    FINAL PROVISIONS

4.1 This Agreement hereby amends the Put Right Agreements and is deemed to form a part thereof. All terms and conditions of the Put Right Agreements not specifically amended by this Agreement shall remain in full force and effect.

4.2 The parties hereto state their express wish that this Agreement as well as all documentation contemplated hereby or pertaining hereto or to be executed in connection herewith be drawn up in English; les parties expriment leur desir explicite a l'effet que cette convention de meme que tous documents envisages par les presentes ou y ayant trait ou qui seront signes relativement aux presentes soient rediges en anglais.


4.3 The Company acknowledges having taken cognizance of this Agreement and undertakes to be bound by and perform each provision hereof relating to it.

4.4 This Agreement shall be governed in all respects by the laws of the State of New York as they are applied to agreements entered into in the State of New York between New York residents and performed entirely within New York.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and at the place hereinabove mentioned.



SOFINOV SOCIETE FINANCIERE
D'INNOVATION INC.


Per
: /s/Denis Dionne
----------------------
    Denis Dionne



Per
: /s/Sophie Forest
-----------------------
    Sophie Forest


SOCIETE INNOVATECH DU GRAND
MONTREAL.


Per
: /s/Hubert Manseau
-----------------------
    Hubert Manseau



TOUCHTUNES MUSIC CORPORATION


Per
: /s/Tony Mastronardi
------------------------
    Tony Mastronardi


                                      5

                                 INTERVENTION



      THE UNDERSIGNED INTERVENES TO THESE PRESENTS and hereby declares having taken cognizance of all of the provisions contained in this Agreement.

      Montreal, this 14th day of July, 1999.

TOUCHTUNES DIGITAL JUKEBOX
INC.


Per

: /s/Tony Mastronardi
-----------------------
    Tony Mastronardi